Exhibit 10.138

STATE OF CALIFORNIA

COUNTY OF ALAMEDA

Recording requested by:

And when recorded mail to:

Otten, Johnson, Robinson,

Neff & Ragonetti, P.C.

950 Seventeenth Street

Suite 1600

Denver, Colorado 80202

Attention: Kristin K. McCandless, Esq.

DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, FINANCING

STATEMENT AND ASSIGNMENT OF LEASES AND RENTS

TRUSTOR:	KBS BRIDGEWAY TECHNOLOGY CENTER, LLC, a Delaware
limited liability company
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660

BENEFICIARY:	MERIT LIFE INSURANCE COMPANY, an Indiana corporation
c/o AIG Global Investment Corp.
1 SunAmerica Center, 38th Floor
Century City
Los Angeles, California 90067-6022
Attention: Director-Mortgage Lending and Real Estate

TRUSTEE:	CHICAGO TITLE INSURANCE COMPANY, a California corporation
16969 Von Karman Avenue
Suite 200
Irvine, California 92606

AMOUNT SECURED:	$26,824,391.00

GOVERNING LAW:	CALIFORNIA

DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, FINANCING

STATEMENT AND ASSIGNMENT OF LEASES AND RENTS

THIS DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this “Deed of Trust”) is given as of July 16, 2007, by KBS BRIDGEWAY TECHNOLOGY CENTER, LLC, a Delaware limited liability company (“Trustor”), to CHICAGO TITLE INSURANCE COMPANY (“Trustee”), for the use and benefit of MERIT LIFE INSURANCE COMPANY, an Indiana corporation (“Beneficiary”).

ARTICLE 1

PARTIES, PROPERTY, AND DEFINITIONS

The following terms and references shall have the meanings indicated:

1.1 Beneficiary: The Beneficiary named in the introductory paragraph of this Deed of Trust, whose legal address is c/o AIG Global Investment Corp., 1 SunAmerica Center, 38th Floor, Century City, Los Angeles, California 90067-6022, together with any future holder of the Note.

1.2 Chattels: All goods, fixtures, inventory, equipment, building and other materials, supplies, and other tangible personal property of every nature, whether now owned or hereafter acquired by Trustor, used, intended for use, or reasonably required in the construction, development, or operation of the Property, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof.

1.3 Default: Any matter which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

1.4 Environmental Assessment: The Phase I Environmental Site Assessment dated June 26, 2007 prepared by Environ International Corporation for the benefit of Beneficiary.

1.5 Environmental Claims: Any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter “Claims”) or any permit issued under any such Environmental Law, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

1.6 Environmental Law: Any federal, state or local law, whether common law, court or administrative decision, statute, rule, regulation, ordinance, court order or decree, or administrative order or any administrative policy or guidelines concerning action levels of a governmental authority (federal, state or local) now or hereafter in effect relating to the environment, public health, occupational safety, industrial hygiene, any Hazardous Substance (including, without limitation, the disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment or use thereof), or the environmental conditions on, under or about the Property, as amended and as in effect from time to time (including, without limitation, the following statutes and all regulations thereunder as amended and in effect from time to time: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. §§ 11001, et seq.; the Clean Air Act, 42 U.S.C. §§ 7401, et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300(f), et seq.; the Solid Waste Disposal Act, 42 U.S.C. §§ 6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 5101, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §§ 1251, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601, et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651, et seq.; and any successor statutes and regulations to the foregoing).

1.7 ERISA: The Employee Retirement Income Security Act of 1974, as amended, together with all rules and regulations issued thereunder.

1.8 Event of Default: As defined in Article 6.

1.9 Hazardous Substances: Collectively, (a) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (b) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority, including, without limitation, asbestos and asbestos-containing materials in any form, lead-based paint, any radioactive materials and polychlorinated biphenyls (“PCBs”), or substances or compounds containing PCBs.

1.10 Indemnitees: Collectively, Beneficiary and Beneficiary’s officers, directors, employees, agents, affiliates, successors and assigns.

1.11 Insurance Agreement: The Agreement Concerning Insurance Requirements of even date herewith executed by Trustor for the benefit of Beneficiary.

1.12 Intangible Personalty: The right to use all trademarks and trade names and symbols or logos used in connection therewith, or any modifications or variations thereof, in connection with the operation of the improvements existing or to be constructed on the Property, together with all accounts, deposit accounts, letter of credit rights, investment property, monies in the possession of Beneficiary (including, without limitation, proceeds from insurance, retainages and deposits for taxes and insurance), Permits, contract rights (including, without limitation, rights to receive insurance proceeds) and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Trustor’s ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way limited to any right which Trustor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred.

1.13 Lease Certificate: The Certificate of even date herewith made by Trustor to Beneficiary concerning Leases of the Property.

1.14 Leases: Any and all leases, subleases and other agreements under the terms of which any person other than Trustor has or acquires any right to occupy or use the Property, or any part thereof.

1.15 Loan: The loan from Beneficiary to Trustor evidenced by the Note.

1.16 Loan Application: The Summary of Loan Terms executed as of June 14, 2007 on behalf of Trustor and Beneficiary with respect to the Loan.

1.17 Loan Documents: The Note, all of the deeds of trust, mortgages, security agreements and other documents securing or executed and delivered in connection with the Note, including this Deed of Trust, the Insurance Agreement, the Lease Certificate and each other document executed or delivered in connection with the transaction pursuant to which the Note has been executed and delivered. The term “Loan Documents” also includes all modifications, extensions, renewals, and replacements of each document referred to above.

1.18 Material Adverse Effect: The occurrence or existence of a condition or event which would have a material adverse effect on (a) the business, profits, operations or financial condition of Trustor, (b) the ability of Trustor to pay any amounts under the Loan Documents as they become due, or (c) the value of the Property.

1.19 Note: Trustor’s promissory note of even date herewith, payable to the order of Beneficiary in the principal face amount of $26,824,391.00, the last payment under which is due on August 1, 2013, or, if extended by Beneficiary pursuant to its terms, August 1, 2018, unless such due date is accelerated, together with all renewals, extensions and modifications of such promissory note. All terms and provisions of the Note are incorporated by this reference in this Deed of Trust.

1.20 Permits: All permits, licenses, certificates and authorizations necessary for the beneficial development, ownership, use, occupancy, operation and maintenance of the Property.

1.21 Permitted Exceptions: The matters (excluding matters of survey) set forth in Schedule B-I of the title insurance policy insuring the lien created by this Deed of Trust, in form and substance satisfactory to, and accepted by, Beneficiary, that Trustor has caused to be delivered to Beneficiary in connection with the Loan.

1.22 Property: The tract or tracts of land described in Exhibit A attached, together with the following:

(a) All buildings, structures, and improvements now or hereafter located on such tract or tracts, as well as all rights-of-way, easements, and other appurtenances thereto;

(b) Any land lying between the boundaries of such tract or tracts and the center line of any adjacent street, road, avenue, or alley, whether opened or proposed;

(c) All of the rents, income, receipts, revenues, issues and profits of and from such tract or tracts and improvements;

(d) All (i) water and water rights (whether decreed or undecreed, tributary, nontributary or not nontributary, surface or underground, or appropriated or unappropriated); (ii) ditches and ditch rights; (iii) spring and spring rights; (iv) reservoir and reservoir rights; and (v) shares of stock in water, ditch and canal companies and all other evidence of such rights, which are now owned or hereafter acquired by Trustor and which are appurtenant to or which have been used in connection with such tract or tracts or improvements;

(e) All minerals, crops, timber, trees, shrubs, flowers, and landscaping features now or hereafter located on, under or above such tract or tracts;

(f) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such tract or tracts or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, cooking, and communications apparatus; boilers, water heaters, ranges, furnaces, and burners; appliances; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; and all additions thereto and replacements therefor;

(g) All development rights associated with such tract or tracts, whether previously or subsequently transferred to such tract or tracts from other real property or now or hereafter susceptible of transfer from such tract or tracts to other real property;

(h) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, injury to, or decrease in the value of, any of such property; and

(i) All other and greater rights and interests of every nature in such tract or tracts and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Trustor.

1.23 Release: Disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

1.24 Secured Obligations: All present and future obligations of Trustor to Beneficiary evidenced by or contained in the Note, this Deed of Trust and all other Loan Documents, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form, excluding, however, the provisions of Section 4.26 of this Deed of Trust. If the maturity of the Note secured by this Deed of Trust is accelerated, the Secured Obligations shall include an amount equal to any prepayment premium which would be payable under the terms of the Note as if the Note were prepaid in full on the date of the acceleration. If under the terms of the Note no voluntary prepayment would be permissible on the date of such acceleration, then the prepayment fee or premium to be included in the Secured Obligations shall be equal to one hundred fifty percent (150%) of the highest prepayment fee or premium set forth in the Note, calculated as of the date of such acceleration, as if prepayment were permitted on such date.

1.25 Trustee: The Trustee named in the introductory paragraph of this Deed of Trust, whose address is 16969 Von Karman, Suite 200, Irvine, California 92606.

1.26 Trustor: The Trustor named in the introductory paragraph of this Deed of Trust (Taxpayer I.D. No. 20-0216462; Organizational I.D. No. 4355620), whose legal address is c/o KBS Capital Advisors LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660, together with any future owner of the Property or any part thereof or interest therein.

ARTICLE 2

GRANTING CLAUSE

2.1 Grant to Trustee. As security for the Secured Obligations, Trustor hereby grants, bargains, sells, warrants and conveys the Property to Trustee, in trust, with power of sale, for the use and benefit of Beneficiary, and subject to all provisions hereof.

2.2 Security Interest to Beneficiary. As additional security for the Secured Obligations, Trustor hereby grants to Beneficiary a security interest in the Property, Chattels and Intangible Personalty. To the extent any of the Property, Chattels or Intangible Personalty may be or have been acquired with funds advanced by Beneficiary under the Loan Documents, this security interest is a purchase money security interest. This Deed of Trust constitutes a security agreement under the Uniform Commercial Code of the state in which the Property is located (the “Code”) with respect to any part of the Property, Chattels and Intangible Personalty that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (all collectively hereinafter called “Collateral”); all of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this Section shall not limit the generality or applicability of any other provisions of this Deed of Trust but shall be in addition thereto:

(a) The Collateral shall be used by Trustor solely for business purposes, and all Collateral (other than the Intangible Personalty) shall be installed upon the real estate comprising part of the Property for Trustor’s own use or as the equipment and furnishings furnished by Trustor, as landlord, to tenants of the Property;

(b) The Collateral (other than the Intangible Personalty) shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom without the consent of Beneficiary (being the Secured Party as that term is used in the Code); and the Collateral (other than the Intangible Personalty) may be affixed to such real estate but shall not be affixed to any other real estate;

(c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office (except for financing statements that will be terminated concurrently with the recording of this Deed of Trust); and Trustor will, at its cost and expense, upon demand, furnish to Beneficiary such further information and will execute and deliver to Beneficiary such financing statements and other documents in form satisfactory to Beneficiary and will do all such acts and things as Beneficiary may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected first-priority security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Trustor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Beneficiary to be necessary or desirable;

(d) The terms and provisions contained in this Section and in Section 7.6 of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

(e) This Deed of Trust constitutes a financing statement under the Code with respect to the Collateral. As such, this Deed of Trust covers all items of the Collateral that are or are to become fixtures. The filing of this Deed of Trust in the real estate records of the county where the Property is located shall constitute a fixture filing in accordance with the Code. Information concerning the security interests created hereby may be obtained at the addresses set forth in Article 1 of this Deed of Trust. Trustor is the “Debtor” and Beneficiary is the “Secured Party” (as those terms are defined and used in the Code) insofar as this Deed of Trust constitutes a financing statement.

ARTICLE 3

TRUSTOR’S REPRESENTATIONS AND WARRANTIES

3.1 Warranty of Title. Trustor represents and warrants to Beneficiary that:

(a) Trustor has good, marketable and indefeasible fee simple title to the Property, and such fee simple title is free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

(b) Trustor is the sole and absolute owner of the Chattels and the Intangible Personalty, free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

(c) This Deed of Trust is a valid and enforceable first lien and security interest on the Property, Chattels and Intangible Personalty, subject only to the Permitted Exceptions;

(d) Trustor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular of the property and property interests granted and conveyed pursuant to this Deed of Trust, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof; and

The representations, warranties and covenants contained in this Section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of Beneficiary.

3.2 Due Authorization. If Trustor is other than a natural person, then each individual who executes this document on behalf of Trustor represents and warrants to Beneficiary that such execution has been duly authorized by all necessary corporate, partnership, limited liability company or other action on the part of Trustor. Trustor represents that Trustor has obtained all consents and approvals required in connection with the execution, delivery and performance of this Deed of Trust.

3.3 Other Representations and Warranties. Trustor represents and warrants to Beneficiary as follows:

(a) Trustor is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Trustor is duly authorized to transact business in and is in good standing under the laws of the State of California;

(b) The execution, delivery and performance by Trustor of the Loan Documents are within Trustor’s power and authority and have been duly authorized by all necessary action;

(c) This Deed of Trust is, and each other Loan Document to which Trustor is a party will, when delivered hereunder, be valid and binding obligations of Trustor enforceable against Trustor in accordance with their respective terms, except as limited by equitable principles and bankruptcy, insolvency and similar laws affecting creditors’ rights;

(d) The execution, delivery and performance by Trustor of the Loan Documents will not contravene any contractual or other restriction binding on or affecting Trustor and will not result in or require the creation of any lien, security interest, other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

(e) The execution, delivery and performance by Trustor of the Loan Documents does not contravene any applicable law;

(f) No authorization, approval, consent or other action by, and no notice to or filing with, any court, governmental authority or regulatory body is required for the due execution, delivery and performance by Trustor of any of the Loan Documents or the effectiveness of any assignment of any of Trustor’s rights and interests of any kind to Beneficiary;

(g) No part of the Property, Chattels, or Intangible Personalty is in the hands of a receiver, no application for a receiver is pending with respect to any portion of the Property, Chattels, or Intangible Personalty, and no part of the Property, Chattels, or Intangible Personalty is subject to any foreclosure or similar proceeding;

(h) Trustor has not made any assignment for the benefit of creditors, nor has Trustor filed, or had filed against it, any petition in bankruptcy;

(i) There is no pending or, to the best of Trustor’s knowledge, threatened, litigation, action, proceeding or investigation, including, without limitation, any condemnation proceeding, against Trustor or the Property before any court, governmental or quasi-governmental, arbitrator or other authority;

(j) Trustor is a “non-foreign person” within the meaning of Sections 1445 and 7701 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder;

(k) Except as otherwise disclosed by the survey made available by Trustor to Beneficiary, access to and egress from the Property are available and provided by public streets, and Trustor has no knowledge of any federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Property or to restrict or change access from any such highway or road to the Property;

(l) All public utility services necessary for the operation of all improvements constituting part of the Property for their intended purposes are available at the boundaries of the land constituting part of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric, telephone and cable television facilities;

(m) Except as otherwise disclosed to Beneficiary in writing prior to the date hereof, and to the best of Trustor’s knowledge, the Property is located in a zoning district that permits the development, use and operation of the Property as it is currently operated as a permitted, and not as a non-conforming use. Except as otherwise disclosed to Beneficiary in writing prior to the date hereof, and to the best of Trustor’s knowledge, the Property complies in all respects with all zoning ordinances, regulations, requirements, conditions and restrictions, including but not limited to deed restrictions and restrictive covenants, applicable to the Property;

(n) Except as otherwise disclosed to Beneficiary in writing prior to the date hereof, and to the best of Trustor’s knowledge, there are no special or other assessments for public improvements or otherwise now affecting the Property, nor does Trustor know of any pending or threatened special assessments affecting the Property or any contemplated improvements affecting the Property that may result in special assessments. There are no tax abatements or exceptions affecting the Property;

(o) Trustor has filed all tax returns it is required to have filed, and has paid all taxes as shown on such returns or on any assessment received pertaining to the Property;

(p) Trustor has not received any notice from any governmental body having jurisdiction over the Property as to any violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates existing at present which have not been remedied or satisfied;

(q) Trustor is not in default, in any manner which would adversely affect its properties, assets, operations or condition (financial or otherwise), in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which it is a party or by which it or any of its properties, assets or revenues are bound;

(r) Except as set forth in the Lease Certificate, there are no occupancy rights (written or oral), Leases or tenancies presently affecting any part of the Property. The Lease Certificate contains a true and correct description of all Leases presently affecting the Property. No written or oral agreements or understandings exist between Trustor and the tenants under the Leases described in the Lease Certificate that grant such tenants any rights greater than those described in the Lease Certificate or that are in any way inconsistent with the rights described in the Lease Certificate;

(s) There are no options, purchase contracts or other similar agreements of any type (written or oral) presently affecting any part of the Property;

(t) Except as otherwise disclosed to Beneficiary in writing prior to the date hereof, there exists no brokerage agreement with respect to any part of the Property;

(u) Except as otherwise disclosed to Beneficiary in writing prior to the date hereof, (i) there are no contracts presently affecting the Property (“Contracts”) having a term in excess of one hundred eighty (180) days or not terminable by Trustor (without penalty) on thirty (30) days’ notice; (ii) Trustor has heretofore delivered to Beneficiary true and correct copies of each of the Contracts together with all amendments thereto; (iii) Trustor is not in default of any obligations under any of the Contracts; and (iv) the Contracts represent the complete agreement between Trustor and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Trustor. Trustor is not in default under any of the Contracts and no event has occurred which, with the passing of time or the giving of notice, or both, would constitute a default under any of the Contracts;

(v) To the best of Trustor’s knowledge, Trustor has obtained all Permits necessary for the operation, use, ownership, development, occupancy and maintenance of the Property as an office complex, as it is currently being operated. To the best of Trustor’s knowledge, none of the Permits has been suspended or revoked, and all of the Permits are in full force and effect, are fully paid for, and Trustor has made or will make application for renewals of any of the Permits prior to the expiration thereof;

(w) All insurance policies held by Trustor relating to or affecting the Property are in full force and effect and shall remain in full force and effect until all Secured Obligations are satisfied. Trustor has not received any notice of default or notice terminating or threatening to terminate any such insurance policies. Trustor has made or will make application for renewals of any of such insurance policies prior to the expiration thereof;

(x) Trustor either currently complies with or is not subject to ERISA. Neither the making of the Loan nor the exercise by Beneficiary of any of its rights under the Loan Documents constitutes or will constitute a non-exempt, prohibited transaction under ERISA;

(y) Trustor’s exact legal name is correctly set out in the introductory paragraph of this Deed of Trust. Trustor’s organizational identification number is correctly set forth in the definition of “Trustor” set forth in Article 1 hereof. Trustor’s location (as such term is used in Section 5.8 hereof) is the State of Delaware;

(z) to the best of Trustor’s knowledge, except as disclosed in the Environmental Assessment, Hazardous Substances have not at any time been generated, used, treated or stored on, or transported to or from the Property in any quantity or manner which violates any Environmental Law;

(aa) to the best of Trustor’s knowledge, except as disclosed in the Environmental Assessment, Hazardous Substances have not at any time been Released (hereinafter defined) or disposed of on the Property in any quantity or manner which violates any Environmental Law;

(bb) to the best of Trustor’s knowledge, except as disclosed in the Environmental Assessment, Trustor is in compliance with all applicable Environmental Laws with respect to the Property and the requirements of any permits issued under such Environmental Laws with respect to the Property;

(cc) to the best of Trustor’s knowledge, there are no past, pending or threatened Environmental Claims against Trustor or the Property;

(dd) to the best of Trustor’s knowledge, except as disclosed in the Environmental Assessment, there is no condition or occurrence at the Property that could reasonably be anticipated (i) to form the basis of any Environmental Claim against Trustor or the Property, or (ii) to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Law; and

(ee) to the best of Trustor’s knowledge, except as disclosed in the Environmental Assessment, there are not now and never have been any underground storage tanks located on the Property.

3.4 Continuing Effect. Trustor shall be liable to Beneficiary for any damage suffered by Beneficiary if any of the foregoing representations are inaccurate as of the date hereof, regardless when such inaccuracy may be discovered by, or result in harm to, Beneficiary. Trustor further represents and warrants that the foregoing representations and warranties, as well as all other representations and warranties of Trustor to Beneficiary relative to the Loan Documents, shall survive termination of this Deed of Trust.

ARTICLE 4

TRUSTOR’S AFFIRMATIVE COVENANTS

4.1 Payment of Note. Trustor will pay all principal, interest, and other sums payable under the Note, on the date when such payments are due, without notice or demand.

4.2 Performance of Other Obligations. Trustor will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Trustor by the terms of the Loan Documents.

4.3 Other Encumbrances. Trustor will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Trustor in connection with any other encumbrance affecting the Property, the Chattels, or the Intangible Personalty, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof.

4.4 Payment of Taxes.

(a) Property Taxes. Unless Trustor is depositing money into reserves pursuant to Section 4.4(b), Trustor will (i) pay, before delinquency, all taxes and assessments, general or special, which may be levied or imposed at any time against Trustor’s interest and estate in the Property, the Chattels, or the Intangible Personalty, and (ii) within ten days after each payment of any such tax or assessment, Trustor will deliver to Beneficiary, without notice or demand, an official receipt for such payment. At Beneficiary’s option, Beneficiary may retain the services of a firm to monitor the payment of all taxes and assessments relating to the Property, the cost of which shall be borne by Trustor.

(b) Deposit for Taxes. On or before the date hereof, Trustor shall deposit with Beneficiary an amount equal to 1/12th of the amount which Beneficiary estimates will be required to make the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section (collectively, the “Tax Reserves”), multiplied by the number of whole or partial months that have elapsed since the date one month prior to the most recent due date for such taxes, assessments and similar governmental charges. Thereafter, with each monthly payment under the Note, Trustor shall deposit with Beneficiary an amount equal to 1/12th of the amount which Beneficiary estimates will be required to pay the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section. The purpose of these provisions is to provide Beneficiary with sufficient funds on hand to pay all such taxes, assessments, and other governmental charges thirty (30) days before the date on which they become past due. If the Beneficiary, in its sole discretion, determines that the funds reserved hereunder are, or will be, insufficient, Trustor shall upon demand pay such additional sums as Beneficiary shall determine necessary and shall pay any increased monthly charges requested by Beneficiary. Provided no Event of Default exists hereunder, Beneficiary will apply the amounts so deposited to the payment of such taxes, assessments, and other charges when due, but in no event will Beneficiary be liable for any interest on any amount so deposited, and any amount so deposited may be held and commingled with Beneficiary’s own funds. Notwithstanding anything to the contrary in this Section 4.4(b), the initial Trustor named herein shall only be required to deposit Tax Reserves with Beneficiary following the occurrence and during the continuance of any Event of Default.

(c) Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Beneficiary, or against any interest of Beneficiary in any real or personal property encumbered hereby, Trustor will pay such tax, assessment, or other charge before delinquency and will indemnify Beneficiary against all loss, expense, or diminution of income in connection therewith. In the event Trustor is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Trustor from doing so, then the Note will, at Beneficiary’s option, become due and payable in full upon thirty (30) days’ notice to Trustor.

(d) Right to Contest. Notwithstanding any other provision of this Section, Trustor will not be deemed to be in default solely by reason of Trustor’s failure to pay any tax, assessment or similar governmental charge so long as, in Beneficiary’s judgment, each of the following conditions is satisfied:

(i) Trustor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such tax, assessment, or charge; and

(ii) Trustor’s payment of such tax, assessment, or charge would necessarily and materially prejudice Trustor’s prospects for success in such proceedings; and

(iii) Nonpayment of such tax, assessment, or charge will not result in the loss or forfeiture of any property encumbered hereby or any interest of Beneficiary therein; and

(iv) Trustor deposits with Beneficiary, as security for such payment which may ultimately be required, a sum equal to the amount of the disputed tax, assessment or charge plus the interest, penalties, advertising charges, and other costs which Beneficiary estimates are likely to become payable if Trustor’s contest is unsuccessful.

If Beneficiary determines that any one or more of such conditions is not satisfied or is no longer satisfied, Trustor will pay the tax, assessment, or charge in question, together with any interest and penalties thereon, within fifteen (15) days after Beneficiary gives notice of such determination.

4.5 Maintenance of Insurance.

(a) Coverages Required. Trustor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations satisfactory to Beneficiary, all insurance required under the terms of the Insurance Agreement, and shall comply with each and every covenant and agreement contained in the Insurance Agreement.

(b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement, Trustor will deliver to Beneficiary an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Beneficiary that the applicable premium has been prepaid.

(c) Deposit for Premiums. On or before the date hereof, Trustor shall deposit with Beneficiary an amount equal to 1/12th of the amount which Beneficiary estimates will be required to make the next annual payments of the premiums for the policies of insurance referred to in this Section (the “Insurance Reserves”), multiplied by the number of whole and partial months which have elapsed since the date one month prior to the most recent policy anniversary date for each such policy. Thereafter, with each monthly payment under the Note, Trustor will deposit an amount equal to 1/12th of the amount which Beneficiary estimates will be required to pay the next required annual premium for each insurance policy referred to in this Section. The purpose of these provisions is to provide Beneficiary with sufficient funds on hand to pay all such premiums thirty (30) days before the date on which they become past due. If Beneficiary, in its sole discretion, determines that the funds reserved hereunder are, or will be, insufficient, Trustor shall upon demand pay such additional sums as Beneficiary shall determine necessary and shall pay any increased monthly charges requested by Beneficiary. Provided no Event of Default exists hereunder, Beneficiary will apply the amounts so deposited to the payment of such insurance premiums when due, but in no event will Beneficiary be liable for any interest on any amounts so deposited, and the money so received may be held and commingled with Beneficiary’s own funds. Notwithstanding anything to the contrary in this Section 4.5(c), the initial Trustor named herein shall only be required to deposit Insurance Reserves with Beneficiary following the occurrence and during the continuance of any Event of Default.

(d) Application of Hazard Insurance Proceeds. Trustor shall promptly notify Beneficiary of any damage or casualty to all or any portion of the Property or Chattels. Beneficiary may participate in all negotiations and appear and participate in all judicial arbitration proceedings concerning any insurance proceeds which may be payable as a result of such casualty or damage, and may, in Beneficiary’s sole discretion, compromise or settle, in the name of Beneficiary, Trustor, or both any claim for any such insurance proceeds. Any such insurance proceeds shall be paid to Beneficiary and shall be applied first to reimburse Beneficiary for all costs and expenses, including attorneys’ fees, incurred by Beneficiary in connection with the collection of such insurance proceeds. The balance of any insurance proceeds received by Beneficiary with respect to an insured casualty may, in Beneficiary’s sole discretion, either (i) be retained and applied by Beneficiary toward payment of the Secured Obligations, or (ii) be paid over, in whole or in part and subject to such conditions as Beneficiary may impose, to Trustor to pay for repairs or replacements necessitated by the casualty; provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Trustor. Notwithstanding the preceding sentence to the contrary, if (A) no Default or Event of Default shall exist hereunder, and (B) the proceeds received by Beneficiary (together with any other funds delivered by Trustor to Beneficiary for such purpose) shall be sufficient, in

Beneficiary’s reasonable judgment, to pay for any restoration necessitated by the casualty, and (C) the cost of such restoration shall not exceed $100,000.00, and (D) such restoration can be completed, in Beneficiary’s judgment, at least ninety (90) days prior to the maturity date of the Note, then Beneficiary shall apply such proceeds as provided in clause (ii) of the preceding sentence. Beneficiary will have no obligation to see to the proper application of any insurance proceeds paid over to Trustor, nor will any such proceeds received by Beneficiary bear interest or be subject to any other charge for the benefit of Trustor. Beneficiary may, prior to the application of insurance proceeds, commingle them with Beneficiary’s own funds and otherwise act with regard to such proceeds as Beneficiary may determine in Beneficiary’s sole discretion.

(e) Successor’s Rights. Any person who acquires title to the Property or the Chattels upon foreclosure hereunder will succeed to all of Trustor’s rights under all policies of insurance maintained pursuant to this Section.

4.6 Maintenance and Repair of Property and Chattels. Trustor will at all times maintain the Property and the Chattels in good condition and repair, will diligently prosecute the completion of any building or other improvement which is at any time in the process of construction on the Property, and will promptly repair, restore, replace, or rebuild any part of the Property or the Chattels which may be affected by any casualty or any public or private taking or injury to the Property or the Chattels. All costs and expenses arising out of the foregoing shall be paid by Trustor whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Trustor will comply with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property, including but not limited to any environmental or ecological requirements; provided, that so long as Trustor is not otherwise in default hereunder, Trustor may, upon providing Beneficiary with security reasonably satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, or requirement. Beneficiary and any person authorized by Beneficiary may enter and inspect the Property at all reasonable times, and may inspect the Chattels, wherever located, at all reasonable times.

4.7 Leases. Trustor shall timely pay and perform each of its obligations under or in connection with the Leases, and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain each of the Leases in full force and effect in accordance with its terms. Trustor shall make reasonable efforts to promptly furnish to Beneficiary copies of any notices given to Trustor by the lessee under any Lease, alleging the default by Trustor in the timely payment or performance of its obligations under such Lease and any subsequent communication related thereto. Trustor shall also promptly furnish to Beneficiary copies of any notices given to Trustor by the lessee under any Lease, extending the term of any Lease, requiring or demanding the expenditure of any sum by Trustor (or demanding the taking of any action by Trustor), or relating to any other material obligation of Trustor under such Lease and any subsequent communication related thereto. Trustor agrees that Beneficiary, in its sole discretion, may advance any sum or take any action which Beneficiary believes is necessary or required to maintain the Leases in full force and effect, and all such sums advanced by Beneficiary, together with all costs and expenses incurred by Beneficiary in connection with action taken by Beneficiary pursuant to this Section, shall be due and payable by Trustor to Beneficiary upon demand, shall bear interest until paid at the Default Rate (as defined in the Note), and shall be secured by this Deed of Trust.

4.8 Eminent Domain; Private Damage. If all or any part of the Property is taken or damaged by eminent domain or any other public or private action, Trustor will notify Beneficiary promptly of the time and place of all meetings, hearings, trials, and other proceedings relating to such action. Beneficiary may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or payment which may be due as a result of such taking or damage, and may, in Beneficiary’s reasonable discretion, compromise or settle, in the names of both Trustor and Beneficiary, any claim for any such award or payment. Any such award or payment is to be paid to Beneficiary and will be applied first to reimburse Beneficiary for all costs and expenses, including attorneys’ fees, incurred by Beneficiary in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment may, in Beneficiary’s sole discretion, either (a) be retained by Beneficiary and applied toward the Secured Obligations, or (b) be paid over, in whole or in part and subject to such conditions as Beneficiary may impose, to Trustor for the purpose of restoring, repairing, or rebuilding any part of the Property affected by the taking or damage. Notwithstanding the preceding sentence, if (i) no Default or Event of Default shall have occurred and be continuing hereunder, and (ii) the proceeds received by Beneficiary (together with any other funds delivered by Trustor to Beneficiary for such purpose) shall be sufficient, in Beneficiary’s reasonable judgment, to pay for any restoration necessitated by the taking or damage, and (iii) the cost of such restoration shall not exceed $100,000.00, and (iv) such restoration can be completed, in Beneficiary’s judgment, at least ninety (90) days prior to the maturity date of the Note, and (v) the remaining Property shall constitute, in Beneficiary’s sole judgment, adequate security for the Secured Obligations, then Beneficiary shall apply such proceeds as provided in clause (b) of the preceding sentence. Trustor’s duty to pay the Note in accordance with its terms and to perform the other Secured Obligations will not be suspended by the pendency or discharged by the conclusion of any proceedings for the collection of any such award or payment, and any reduction in the Secured Obligations resulting from Beneficiary’s application of any such award or payment will take effect only when Beneficiary receives such award or payment. If this Deed of Trust has been foreclosed prior to Beneficiary’s receipt of such award or payment, Beneficiary may nonetheless retain such award or payment to the extent required to reimburse Beneficiary for all costs and expenses, including attorneys’ fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

4.9 Mechanics’ Liens. Trustor will keep the Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons, and will cause any recorded statement of any such lien to be released of record within thirty (30) days after the recording thereof or such earlier date as may be necessary to stop a foreclosure thereof. Notwithstanding the preceding sentence, however, Trustor will not be deemed to be in default under this Section if (i) the aggregate amount of any asserted liens does not exceed $100,000.00, or (ii) to the extent such liens exceed $100,000.00, Trustor provides Beneficiary with such security as Beneficiary may require to protect Beneficiary against all loss, damage and expense which Beneficiary may incur as a result of such liens in excess of $100,000.00, which security may consist of Trustor causing such liens in excess of $100,000.00 to be bonded over or insured over. Any initiation of proceedings to foreclose on any such lien, however, shall constitute a Default.

4.10 Defense of Actions. Trustor will defend, at Trustor’s expense, any action, proceeding or claim which affects any property encumbered hereby or any interest of Beneficiary in such property or in the Secured Obligations, and will indemnify and hold Beneficiary harmless from all loss, damage, cost, or expense, including attorneys’ fees, which Beneficiary may incur in connection therewith.

4.11 Expenses of Enforcement. Trustor will pay all costs and expenses, including attorneys’ fees, which Beneficiary may incur in connection with any effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Beneficiary’s rights and remedies under any of the Loan Documents, including but not limited to all attorneys’ fees, appraisal fees, consultants’ fees, and other expenses incurred by Beneficiary in securing title to or possession of, and realizing upon, any security for the Secured Obligations. All such costs and expenses (together with interest thereon at the Default Rate from the date incurred) shall constitute part of the Secured Obligations, and may be included in the computation of the amount owed to Beneficiary for purposes of foreclosing or otherwise enforcing this Deed of Trust.

4.12 Financial Reports. During the term of the Loan, Trustor shall supply to Beneficiary (a) within forty-five (45) days following the end of each quarter, Trustor’s quarterly and annual operating statements for the Property as of the end of and for the preceding quarter and fiscal year, as applicable, in each case prepared consistent with the form of operating statements delivered to Beneficiary by Trustor prior to the date of this Deed of Trust; (b) contemporaneously with Trustor’s delivery of each of such operating statements, a certified rent roll signed and dated by Trustor in the form delivered to Beneficiary prior to the date of this Deed of Trust; and (c) within ninety (90) days following the end of each year, an annual balance sheet and profit and loss statement of Trustor. The financial statements and reports described in (a) and (c) above shall be in the detail set forth in the financial statements delivered to Beneficiary by Trustor prior to the date of this Deed of Trust, shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be certified as true and correct by Trustor (or, if required by Beneficiary during the continuation of an Event of Default or if required to comply with regulatory requirements to which Beneficiary may be subject, by an independent certified public accountant acceptable to Beneficiary). Trustor shall also furnish to Beneficiary within forty-five (45) days of Beneficiary’s request, any other financial reports or statements of Trustor as Beneficiary may reasonably request to comply with regulatory requirements to which Beneficiary may be subject, or as requested by Beneficiary in its sole discretion during the continuation of an Event of Default. Upon Beneficiary’s demand after any Event of Default, or if Beneficiary securitizes the Loan, Trustor shall supply to Beneficiary the items required in (a) and (b) above on a monthly basis. Notwithstanding the foregoing, for so long as KBS Bridgeway Technology Center, LLC is Trustor, any request or requirement that Trustor deliver audited financials certified by an independent certified public accountant may be satisfied by delivery of the audited financials for KBS Real Estate Investment Trust, Inc.

4.13 Priority of Leases. To the extent Trustor has the right, under the terms of any Lease, to make such Lease subordinate to the lien hereof, Trustor will, at Beneficiary’s request and Trustor’s expense, take such action as may be required to effect such subordination. Conversely, Trustor will, at Beneficiary’s request and Trustor’s expense, take such action as may be necessary to subordinate the lien hereof to any future Lease designated by Beneficiary.

4.14 Inventories; Assembly of Chattels. Upon the occurrence of any Event of Default hereunder, Trustor will at Beneficiary’s request assemble the Chattels and make them available to Beneficiary at any place designated by Beneficiary which is reasonably convenient to both parties.

4.15 Compliance with Laws, Etc. Trustor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, maintaining all Permits and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon Trustor or the Property.

4.16 Records and Books of Account. Trustor shall keep accurate and complete records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions relating to the Property.

4.17 Inspection Rights. At any reasonable time, and from time to time, Trustor shall permit Beneficiary, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of Trustor, and to visit the Property and to discuss with Trustor the affairs, finances and accounts of Trustor.

4.18 Change of Trustor’s Address or State of Organization. Trustor shall promptly notify Beneficiary if changes are made in Trustor’s address from that set forth in Section 9.10 hereof, or if Trustor shall either change its “location” (as such term is used in Section 5.8 hereof), its state of organization or if Trustor shall organize in any state other than the State of Delaware.

4.19 Further Assurances; Estoppel Certificates. Trustor will execute and deliver to Beneficiary upon demand, and pay the costs of preparation and recording thereof, any further documents which Beneficiary may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Trustor will also, within ten days after any request by Beneficiary, deliver to Beneficiary a signed and acknowledged statement certifying to Beneficiary, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Trustor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

4.20 Costs of Closing. Trustor shall on demand pay directly or reimburse Beneficiary for any actual costs or expenses pertaining to the closing of the Loan, including, but not limited to, fees of counsel for Beneficiary, costs and expenses for which invoices were not available at the closing of the Loan, or costs and expenses which are incurred by Beneficiary after such closing, including, without limitation, costs or expenses incurred to obtain originals or copies of recorded or filed Loan Documents and UCC financing statements. All such costs and expenses (together with interest thereon at the Default Rate from the date incurred by

Beneficiary) shall constitute a part of the Secured Obligations, and may be included in the computation of the amount owed to Beneficiary for purposes of foreclosing or otherwise enforcing this Deed of Trust.

4.21 Fund for Electronic Transfer. All monthly payments of principal and interest on the Note, and escrow deposits, if any, under this Deed of Trust, shall be made by Trustor by electronic funds transfer from a bank account established and maintained by Trustor for such purpose. Trustor shall establish and maintain such an account until the Note is fully paid and shall direct the depository of such account in writing to so transmit such payments on or before the respective due dates to the account of Beneficiary as shall be designated by Beneficiary in writing.

4.22 Use. Trustor shall use the Property solely for the operation of an office complex, and for no other use or purpose.

4.23 Management. The Property shall be managed by CB Richard Ellis (“Property Manager”) under a management agreement previously delivered to, and approved, by Beneficiary (the “Management Agreement”). If Trustor shall terminate or permit any amendment to or modification of the Management Agreement, or permit management of the Property by any person or entity other than Property Manager (“New Property Manager”), Trustor shall promptly provide Beneficiary with notice thereof and any such New Property Manager shall have management expertise in managing properties similar in size and type to the Property. Beneficiary hereby approves any of the following as New Property Managers: Jones Lang and PM Realty Group. Following a transfer of the Property by the initial Trustor named herein pursuant to the provisions of Section 5.4(c), below, Beneficiary’s prior written consent shall be required for (a) any termination or modification of the Management Agreement, (b) management of the Property by any person or entity other than Property Manager, and (c) any leasing agreement affecting the Property entered into by Trustor and any termination or modification of any such leasing agreement.

4.24 Secondary Market Transactions. Beneficiary shall have the right at any time: (a) to participate, syndicate or securitize all or any portion of its interest in the Loan, (b) to cause the Loan to be split into senior and one or more junior or mezzanine Loans in whatever proportion Beneficiary deems appropriate (which Loans may be secured by mortgages, deeds of trust and/or a pledge of direct or indirect partnership or membership interests in Trustor), and (c) to create one or more senior and subordinate notes (i.e., an A/B or A/B/C structure) or multiple components of such note or notes, and thereafter to sell, assign, participate, syndicate or securitize all or any part of any variant of the Loan (any of the foregoing, a “Secondary Market Transaction”). Trustor shall cooperate with Beneficiary to facilitate any Secondary Market Transaction and the rating of the Loan (or any resulting variant thereof) and of each securitization in which one or more Loans are included; provided that Trustor shall not be required to (i) incur any out-of-pocket expense in connection therewith unless Beneficiary agrees to pay for such out-of-pocket expenses as they are incurred by Trustor, (ii) agree to a modification of any Loan document, or (iii) take any actions that would impose a significant burden on Trustor, including, without limitation, requesting executives of Trustor or other executives of entities holding an interest (direct or indirect) in Trustor to participate in any form of presentation regarding the Property or the Loans. Trustor’s cooperation obligation shall continue until the Loan has been sold through a Secondary Market Transaction.

4.25 Cash Management. Following any transfer of the Property pursuant to the provisions of Section 5.4(c), below, or at any time after the closing of the Loan upon no less than thirty (30) days’ prior written notice by Beneficiary, Trustor shall establish an account (the “Clearing Account”) under the sole dominion and control of Beneficiary at a bank (the “Clearing Bank”) into which all proceeds from the Property will be deposited during the Loan term. The Clearing Bank will be selected by Trustor but must be acceptable to Beneficiary. Trustor shall be required to notify each tenant of the Property to remit all amounts due with respect to the Property directly to the Clearing Account. Unless a Cash Management Period (as defined below) is continuing, all funds deposited into the Clearing Account shall be swept by the Clearing Bank into Trustor’s operating account at the Clearing Bank. There shall be no restrictions on Trustor’s use of the operating account. During the continuance of a Cash Management Period, funds deposited into the Clearing Account shall be transferred by the Clearing Bank on a daily basis into a deposit account (the “Deposit Account”) under the sole dominion and control of the Beneficiary at a bank selected by Beneficiary (the “Deposit Bank”). All funds in the Deposit Account shall be applied as follows: (a) first, to be used to cover interest payments under the Note, (b) second, disbursed monthly to Trustor in an amount sufficient to allow Trustor to make Permitted REIT Distributions (as that term is defined in the Note), (c) third, to fund any reserves established under the terms of the Loan Documents, and (d) fourth, to pay operating expenses and capital expenses of the Property. Notwithstanding the foregoing subsections (c) and (d), during the continuance of a Cash Management Period, all amounts on deposit in the Deposit Account, after monthly payment to the Trustor of funds sufficient to allow Trustor to make Permitted REIT Distributions, shall be additional cash collateral for the Loan and applied to Trustor’s outstanding obligations under the Loan as Beneficiary may elect. A “Cash Management Period” shall commence upon the occurrence and continuance of an Event of Default, and shall end if the Event of Default has been cured. Except as otherwise expressly provided herein to the contrary, Trustor shall have the right under all circumstances to use proceeds from the Property first to make Permitted REIT Distributions before applying such proceeds to any debt service or reserve or other payment obligations under the Loan.

4.26 Hazardous Substances. Trustor covenants and agrees as follows:

(a) Trustor will (i) comply with all Environmental Laws applicable to the ownership or use of the Property, (ii) use its best efforts to cause all tenants and other persons occupying the Property to comply with all Environmental Laws, (iii) immediately pay or cause to be paid all costs and expenses incurred in such compliance, and (iv) keep or cause the Property to be kept free and clear of any liens imposed thereon pursuant to any Environmental Laws.

(b) Trustor will not generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, any Hazardous Substances on the Property, or transport or permit the transportation of any Hazardous Substances to or from the Property, in each case in any quantity or manner which violates any Environmental Law. The foregoing to the contrary notwithstanding, (i) Trustor may store, maintain and use on the

Property janitorial and maintenance supplies, paint and other Hazardous Substances of a type and in a quantity readily available for purchase by the general public and normally stored, maintained and used by owners and managers of properties of a type similar to the Property, and (ii) tenants of the Property may store, maintain and use on the Property (and, if any tenant is a retail business, hold in inventory and sell in the ordinary course of such tenant’s business) Hazardous Substances of a type and quantity readily available for purchase by the general public and normally stored, maintained and used (and, if tenant is a retail business, sold) by tenants in similar lines of business on properties similar to the Property.

(c) If Beneficiary (i) has knowledge of any pending or threatened Environmental Claim against Trustor or the Property or (ii) has reason to believe that the Trustor or the Property are in violation of any Environmental Law or (iii) receives a request for an environmental site assessment report from a regulatory or other governmental entity with jurisdiction over Beneficiary, then at Beneficiary’s written request, at any time and from time to time, Trustor will provide to Beneficiary an environmental site assessment report concerning the Property, prepared by an environmental consulting firm approved by Beneficiary, indicating the presence or absence of Hazardous Substances and the potential cost of any removal or remedial action in connection with any Hazardous Substances on the Property (except that any request arising from clause (iii) above shall be at Beneficiary’s sole cost and expense). Except as provided above, any such environmental site assessment report shall be conducted at Trustor’s sole cost and expense. If Trustor fails to deliver to Beneficiary any such environmental site assessment report within thirty (30) days after being requested to do so by Beneficiary pursuant to this Section 4.26, Beneficiary may obtain the same, and Trustor hereby grants to Beneficiary and its agents access to the Property and specifically grants to Beneficiary an irrevocable nonexclusive license to undertake such an assessment, and the cost of such assessment (together with interest thereon at the Default Rate as defined in the Note) will be payable by Trustor on demand.

(d) Beneficiary may, at its option, at any time and from time to time, perform at its sole cost and expense an environmental site assessment report for the Property, and Trustor hereby grants to Beneficiary and its agents access to the Property upon reasonable prior notice to Trustor, and specifically grants to Beneficiary an irrevocable non-exclusive license to undertake such an assessment, expressly excluding any invasive inspections. Trustor shall have the right to have an agent or representative of Trustor present during any such inspection.

(e) Trustor will advise Beneficiary in writing immediately upon learning of any of the following: (i)any pending or threatened Environmental Claim against Trustor or the Property; (ii) any condition or occurrence on the Property that (A) results in noncompliance by Trustor with any applicable Environmental Law, or (B) could reasonably be anticipated to form the basis of an Environmental Claim against Trustor or the Property; (iii) any condition or occurrence on the Property that could reasonably be anticipated to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability of the Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner which violates any Environmental Law, of any Hazardous Substances on the Property. Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Trustor’s response thereto. In addition, Trustor will provide

Beneficiary with copies of all communications to or from Trustor and any governmental agency relating to Environmental Laws, all communications to or from Trustor and any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may be requested by Beneficiary.

(f) Beneficiary shall have the right but not the obligation to participate in or defend, as a party if it so elects, any Environmental Claim. Without Beneficiary’s prior written consent, Trustor shall not enter into any settlement, consent or compromise with respect to any Environmental Claim that might impair the value of the Property.

(g) At its sole expense, Trustor will conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from the Property which must be so removed or cleaned up in accordance with the requirements of any applicable Environmental Laws, to the reasonable satisfaction of a professional environmental consultant selected by Beneficiary, and in accordance with all such requirements and with orders and directives of all governmental authorities. If all or any portion of the Loan shall be outstanding, Trustor may prepay the Loan in full, together with all applicable prepayment penalties, in lieu of complying with the preceding sentence.

(h) Trustor will defend (with attorneys satisfactory to the Indemnitees), protect, indemnify and hold harmless each of the Indemnitees and its respective officers, directors, employees, attorneys and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of them directly or indirectly based on, or arising or resulting from (i) the actual or alleged presence of Hazardous Substances on the Property in any quantity or manner which violates Environmental Law, or the removal, handling, transportation, disposal or storage of such Hazardous Substances, (ii) any Environmental Claim with respect to Trustor or the Property, or (iii) the exercise of any Indemnitee’s rights under this Section 4.26 (collectively, the “Indemnified Matters”), regardless of when such Indemnified Matters arise, but excluding any Indemnified Matter arising out of the gross negligence or willful misconduct of any Indemnitee or with respect to Hazardous Substances first Released on the Property after the earlier of (1) the date neither Trustor nor any of its affiliates holds title to or any other interest in or lien on the Property as a result of a transfer permitted under Section 5.4(c), below, or through foreclosure (or deed in lieu thereof) of the lien of the Deed of Trust, or (2) the payment in full of the Secured Obligations. To the extent that this indemnity is unenforceable because it violates any law or public policy, Trustor agrees to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters. For the purposes of the preceding sentence, “the Secured Obligations have been paid in full” shall mean the Secured Obligations have been voluntarily repaid in full by Trustor in cash, only, and shall not include the acceptance by Beneficiary of a deed in lieu of foreclosure or the making of any bid made by Beneficiary in connection with a foreclosure of the Property.

(i) Trustor will reimburse each Indemnitee for all sums paid and costs incurred by such Indemnitee with respect to any Indemnified Matter within ten (10) days following written demand therefor, with interest thereon at the Default Rate (as defined in the Note) if not paid within such ten (10) day period.

(j) Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Deed of Trust (including an action for declaratory relief or for damages by reason of any alleged breach of any provision of this Section 4.26) or otherwise in connection with this Deed of Trust or any provision hereof, it shall be entitled to recover from Trustor its reasonable attorneys’ fees and disbursements incurred in connection therewith if it is the prevailing party in such action or proceeding.

(k) Trustor agrees that notwithstanding any term or provision contained in the Loan Documents to the contrary, the obligations of Trustor as set forth in this Section 4.26 shall be exceptions to any non-recourse or exculpatory provision relating to the Loan, and Trustor shall be fully liable for the performance of its obligations under this Section, and such liability shall not be limited to the original principal amount of the Loan.

(l) The liability of Trustor under this Section 4.26 shall in no way be limited to or impaired by any amendment or modification of the provisions of the Loan Documents unless such amendment or modification expressly refers to this Section 4.26. In addition, the liability of Trustor under this Section 4.26 shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or any part of the Property, (iii) any exculpatory provision in any of the Loan Documents limiting any Indemnitee’s recourse to property encumbered by this Deed of Trust or to any other security, or limiting the Indemnitees’ rights to a deficiency judgment against Trustor, (iv) the accuracy or inaccuracy of the representations and warranties made by Trustor under any of the Loan Documents, (v) the release of Trustor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, any Indemnitee’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note or (vii) Beneficiary’s failure to record this Deed of Trust or file any financing statements (or Beneficiary’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Trustor and with or without consideration. Notwithstanding the foregoing, and notwithstanding anything else stated to the contrary in this Deed of Trust, none of the constituent members or partners in Trustor (nor any of their constituent members or partners) shall have any liability whatsoever for any of Trustor’s obligations hereunder.

(m) The provisions of this Section 4.26 shall be binding on and inure to the benefit of Trustor, the Indemnitees, and their respective successors and assigns. Without limiting the generality of the foregoing, the provisions of this Section 4.26 shall inure to the benefit of each assignee or holder of the Note and each of such assignee’s or holder’s officers, directors, employees, agents and affiliates. Notwithstanding the foregoing, Trustor, without the prior written consent of Beneficiary in each instance, may not assign, transfer or set over in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

(n) THE PROVISIONS OF THIS SECTION 4.26 SHALL SURVIVE FORECLOSURE, THE RECONVEYANCE, TERMINATION AND RELEASE OF THIS DEED OF TRUST, BUT TRUSTOR’S LIABILITY HEREUNDER SHALL BE SUBJECT TO SECTION 18 OF THE NOTE.

ARTICLE 5

TRUSTOR’S NEGATIVE COVENANTS

5.1 Waste and Alterations. Trustor will not commit or permit any waste with respect to the Property or the Chattels. Trustor shall not cause or permit any part of the Property, including but not limited to any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement, to be removed, demolished, or materially altered without the prior written consent of Beneficiary.

5.2 Zoning and Private Covenants. Trustor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the “zone lot” or “zone lots” (or similar zoning unit or units) presently comprising the Property, any transfer of development rights, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the prior written consent of Beneficiary. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Trustor will not cause such use to be discontinued or abandoned without the prior written consent of Beneficiary, and Trustor will use its best efforts to prevent the tenant under any Lease from discontinuing or abandoning such use.

5.3 Interference with Leases.

(a) Subject to the provisions of Section 5.3(d) hereof, Trustor will neither do, nor neglect to do, anything which may cause or permit the termination of any Lease of all or any part of the Property, or cause or permit the withholding or abatement of any rent payable under any such Lease.

(b) Subject to the provisions of Section 5.3(d) hereof, without Beneficiary’s prior written consent, which may be granted or withheld in Beneficiary’s sole discretion, Trustor shall not enter into or modify any Lease of all or any part of the Property. Any submission by Trustor for Beneficiary’s approval of a Lease or modification thereof shall be accompanied by a copy of such Lease or modification, a Lease abstract, a then-current rent roll for the Property, year-to-date and prior year operating statements for the Property, and a cover letter requesting Beneficiary’s approval which contains a signature line on which Beneficiary may evidence its approval of such Lease or modification.

(c) Except with the prior written consent of Beneficiary, which may be granted or withheld in Beneficiary’s sole discretion, Trustor will not (i) collect rent from all or any part of the Property for more than one month in advance, (ii) assign the rents from the Property or any part thereof, or (iii) subject to the provisions of Section 5.3(d) hereof, consent to the cancellation or surrender of all or any part of any Lease, except that Trustor may in good faith terminate any Lease for nonpayment of rent or other material breach by the tenant.

(d) Notwithstanding anything stated to the contrary in this Section 5.3, and provided that no Event of Default exists and is continuing, Beneficiary’s approval shall not be required with respect to any new Lease entered into by the initial Trustor named herein for the Property in the future or with respect to any amendment, modification, extension, expansion or termination of any existing Lease or future Lease; provided, however, that Trustor shall promptly deliver to Beneficiary a copy of any new Lease entered into by Trustor and any lease amendment, modification, extension, expansion or termination of any existing Lease or future Lease entered into by Trustor.

(e) Without limiting the generality of the foregoing, whether or not Beneficiary’s consent to the cancellation or surrender of any Lease is required hereunder, Beneficiary may (i) require that Trustor deposit into an escrow account acceptable to Beneficiary in its reasonable discretion all cancellation penalties or other consideration paid to Trustor in an amount equal to or greater than $100,000.00 (and any such termination fees received by Trustor under said $100,000.00 may be retained by Trustor) in connection with such cancellation or surrender (the “Termination Fees”); provided, however, that the amount of any Termination Fees required to be deposited by Trustor under this Section 5.3 shall be limited to the lesser of (1) the actual amount of the Lease termination payment, and (2) the amount needed to cover the retenanting costs of the vacant space, and (ii) impose such restrictions and conditions on the timing and amount of disbursements of the Termination Fees from such escrow account as Beneficiary may require in its reasonable discretion, including, without limitation (A) requiring that (1) such vacant space be relet to a tenant and under a Lease acceptable to Beneficiary in its reasonable discretion (an “Approved Lease”), (2) the tenant under the Approved Lease is in occupancy of the Property and paying rent, (3) Trustor provide to Beneficiary a tenant estoppel certificate from the tenant under the Approved Lease in a form acceptable to Beneficiary in Beneficiary’s reasonable discretion, and (4) Trustor provide to Beneficiary evidence acceptable to Beneficiary in its reasonable discretion that all improvements to the Property required by the Approved Lease have been completed, and (B) limiting the amount of such disbursement to the lesser of the actual cost of retenanting such space or the amount calculated by dividing the Termination Fees by the total square feet of space vacated, then multiplying that result by the number of square feet of newly leased space under the Approved Lease. If at any time the amount of Termination Fees held by Beneficiary exceeds the estimated amount needed for retenanting costs, such excess amount shall be promptly remitted back to Trustor. Notwithstanding anything stated to the contrary herein, Permitted REIT Distributions (as defined in the Note) shall have priority over the requirement to deposit Termination Fees pursuant to this Section 5.3(e) and the provisions of subsection 5.3(e)(ii)(A) shall apply only after a transfer of the Property by the initial Trustor named herein pursuant to the provisions of Section 5.4(c), below. Trustor hereby grants to Beneficiary a security interest in the Termination Fees and agrees that, following the occurrence of any Event of Default, Beneficiary may apply the Termination Fees against the Secured Obligations in such order and manner as Beneficiary may elect in its sole discretion.

5.4 Transfer or Further Encumbrance of Property.

(a) Without Beneficiary’s prior written consent, which consent may be granted or withheld in Beneficiary’s sole and absolute discretion, Trustor shall not (i) sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Property, (ii) permit or suffer any owner, directly or indirectly, of any beneficial interest in the Property or Trustor to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (iii) mortgage, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a security interest in all or any part of the Property or Trustor or any beneficial or equitable interest in either the Property or Trustor. The provisions of this Section shall not prohibit transfers of title or interest under any will or testament or applicable law of descent.

(b) Notwithstanding the provisions of Section 5.4(a), the initial Trustor named herein shall have the right to modify its organizational documents and/or structure without Beneficiary’s consent provided that such modifications do not result in a violation this Section 5.4. In addition, the provisions of this Section 5.4 shall not prohibit transfers, pledges or the incurring of debt or other liabilities or obligations, or the signing of guarantees or other agreements by (or impose any financial covenants of any kind, including, without limitation, net worth requirements, on) KBS Limited Partnership or any of the direct or indirect owners of KBS Limited Partnership, provided that (i) KBS Real Estate Investment Trust, Inc. (“KBS REIT”) continues to directly or indirectly own Trustor and (ii) the sole asset manager of KBS REIT is any one or more of the following: (A) an entity indirectly or directly owned and controlled by Peter Bren and/or Charles Schreiber, Jr., or (B) an entity reasonably acceptable to Beneficiary using commercial standards customarily applied by prudent institutional mortgage lenders for similar loans.

(c) Notwithstanding the provisions of Section 5.4(a) to the contrary, Beneficiary shall permit transfer of the Property twice, provided that all of the following conditions are satisfied with respect to each such transfer: (i) no Event of Default has occurred and is continuing; (ii) Trustor has paid to Beneficiary an assumption fee of one percent (1%) of the outstanding principal balance of the Secured Obligations; (iii) if the proposed transferee is a land trust, Beneficiary has received a first-lien collateral assignment of all beneficial interest therein; (iv) Beneficiary has received and has had a reasonable opportunity to review and approve all organizational documentation of the proposed transferee, including, without limitation, certificates and articles of formation, partnership and operating agreements, bylaws, certificates of good standing and authorizing resolutions and review all documents and agreements executed or to be executed in connection with the proposed transfer; (v) the non-economic terms (e.g., those terms other than interest rate, payment schedule, principal balance, and non-recourse nature (subject to exceptions thereto customarily included by Beneficiary in loan documents)) of the Loan Documents have been modified as Beneficiary may request in good faith; (vi) the proposed transferee has assumed all of Trustor’s obligations under the Loan Documents; (vii) Beneficiary has received at least thirty (30) days’ prior written notice of the proposed transfer; (viii) the proposed transferee (and, if applicable, its general partners) has a satisfactory history and recent experience of owning, operating and leasing property similar to the Property; (ix) the proposed transferee (and, if applicable, its general partners) has, in the reasonable judgment of Beneficiary, a satisfactory credit history and professional reputation and character; (x) the Debt Service Coverage Ratio (as hereinafter defined) is not less than 1.75, and Beneficiary receives satisfactory evidence that such ratio will be maintained for the succeeding twelve (12) months; (xi) the Loan-to-Value Ratio (as hereinafter defined), taking into account all obligations secured by liens on the Property does not exceed 54%; (xii) Trustor pays all costs and expenses incurred by Beneficiary in connection with such transfer, including, without limitation, all legal, processing, accounting, title insurance, and appraisal fees, whether or not such transfer is actually consummated; (xiii) at Beneficiary’s option, Beneficiary has received an endorsement to its mortgagee’s title insurance policy at Trustor’s expense, which endorsement states that the lien of this Deed of Trust remains a first and prior lien against the Property subject to no exceptions other than as approved by Beneficiary; (xiv) principals of the proposed transferee satisfying, in the reasonable judgment of Beneficiary, Beneficiary’s then applicable credit review and underwriting standards, execute a guaranty agreement guaranteeing the recourse obligations of Trustor under the Loan Documents and an environmental indemnity agreement in form and substance acceptable to Beneficiary in its sole discretion; (xv) a written opinion of counsel for the proposed transferee and its principals satisfactory to Beneficiary shall be delivered to Beneficiary, including, without limitation, the existence, authority and due execution, and enforceability of the Loan Documents as assumed by the proposed transferee and enforceability of any and all documents executed by the proposed transferee and its principals in connection with such transfer, (xvi) the proposed transferee, any person or entity executing any loan documents in connection with the transfer, and their respective constituents, are not in violation of any laws relating to terrorism or money laundering, including without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and the Bank Secrecy Act, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as such laws have been or may hereafter be, renewed, extended, amended or replaced, (xvii) Beneficiary’s receipt of such new or increased impounds as Beneficiary may require, including, without limitation, Tax Reserves, Insurance Reserves, tenant improvement and leasing commissions, capital improvements, capital expenditures and deferred maintenance, and the amendment of the Loan Documents to require the proposed transferee to make monthly deposits of such new or increased impounds for such purposes thereafter; and (xviii) the proposed transferee establishes and maintains a Clearing Account (as defined in Section 4.25, above) in compliance with the cash management provisions of Section 4.25 hereof. Upon the satisfaction of the foregoing conditions and execution of assumption documents in form and substance satisfactory to Beneficiary, Beneficiary shall release Trustor from liability under the Loan Documents other than any such liability that arose on or prior to the effective date of the assumption or could be based on any event that occurred or any state of affairs that existed prior to or as of the effective date of the assumption (including, without limitation, any liability arising under the exceptions to the non recourse provisions of the Loan Documents, and any liability arising under any environmental indemnity agreement).

(d) The term “Debt Service Coverage Ratio” shall mean the ratio, as reasonably determined by Beneficiary, of (i) Net Operating Income for the Property for the preceding twelve (12) calendar months, to (ii) the annual debt service payments due under the loan evidenced by the Note (the “Loan”) and on all other indebtedness secured, or to be secured, by a lien on all or any part of the Property, where “Net Operating Income” shall mean all gross revenues generated by the Property (excluding loans or contributions to capital), less operating expenses (other than debt service payments due under the Loan), as determined on a cash accounting basis, as of the date of such calculation for the period in question, adjusted, however, so that (A) operating expenses shall be deemed to include (1) a management fee equal to the greater of the actual management fee for the Property or four percent (4%) of gross revenues, and (2) a tenant improvement, leasing commission, and capital improvement reserve equal to $0.75 per rentable square foot per year, (B) payments of operating expenses, including property taxes and assessments and insurance expenses, are to be spread out over the period during which they accrued and shall be adjusted for any known future changes to any such expenses, (C) prepaid rents and other prepaid payments received are to be spread out over the periods during which such rents or payments are earned or applicable, (D) security deposits shall not be included as items of income until duly applied or earned, (E) gross revenue shall be based on a lease-in-place analysis which reflects then current Leases in place, as determined by Beneficiary, in its reasonable discretion, in accordance with its standard underwriting criteria, consistently applied, and excluding extraordinary, or one time items, and (F) any refunds or rebates to operating expenses are to be applied and credited against the applicable operating expenses for the period that such operating expenses were incurred. Debt Service Coverage Ratio shall be calculated on a cash flow basis. The “Loan-to-Value Ratio” shall be the ratio, as determined by Beneficiary, of the aggregate principal balance of the Note and all other indebtedness secured by liens or encumbrances against the Property to the fair market value of the Property, as such fair market value is determined by an M.A.I. appraisal satisfactory to Beneficiary (the “Appraisal”). Upon Beneficiary’s request, Trustor shall deliver the appraisal to Beneficiary at Trustor’s sole cost and expense.

5.5 Further Encumbrance of Chattels. Trustor will neither create nor permit any lien, security interest or encumbrance against the Chattels or Intangible Personalty or any part thereof or interest therein, other than the liens and security interests created by the Loan Documents, without the prior written consent of Beneficiary, which may be withheld for any reason.

5.6 Assessments Against Property. Trustor will not, without the prior written approval of Beneficiary, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or allow to occur any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on the Property, and this provision shall serve as RECORD NOTICE to any such district or districts or any governmental entity under whose authority such district or districts exist or are being formed that, should Trustor or any other person or entity include all or any portion of the Property in such district or districts, whether formed or in the process of formation, without first obtaining Beneficiary’s express written consent, the rights of Beneficiary in the Property pursuant to this Deed of Trust or following any foreclosure of this Deed of Trust, and the rights of any person or entity to whom Beneficiary might transfer the Property following a foreclosure of this Deed of Trust, shall be senior and superior to any taxes, charges, fees, assessments or other impositions of any kind or nature whatsoever, or liens (whether statutory, contractual or otherwise) levied or imposed, or to be levied or imposed, upon the Property or any portion thereof as a result of inclusion of the Property in such district or districts.

5.7 Transfer or Removal of Chattels. Trustor will not sell, transfer or remove from the Property all or any part of the Chattels, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

5.8 Change of Name, Organizational I.D. No. or Location. Trustor will not change its name or the name under which it does business (or adopt or begin doing business under any other name or assumed or trade name), change its organizational identification number, or change its location, without first notifying Beneficiary of its intention to do so and delivering to Beneficiary such organizational documents of Trustor and executed modifications or supplements to this Deed of Trust (and to any financing statement which may be filed in connection herewith) as Beneficiary may require. For purposes of the foregoing, Trustor’s “location” shall mean (a) if Trustor is a registered organization, Trustor’s state of registration, (b) if Trustor is an individual, the state of Trustor’s principal residence, or (c) if Trustor is neither a registered organization nor an individual, the state in which Trustor’s place of business (or, if Trustor has more than one place of business, the Trustor’s chief executive office) is located.

5.9 Improper Use of Property or Chattels. Trustor will not use the Property or the Chattels for any purpose or in any manner which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

5.10 ERISA. Trustor shall not engage in any transaction which would cause the Note (or the exercise by Beneficiary of any of its rights under the Loan Documents) to be a non-exempt, prohibited transaction under ERISA (including for this purpose the parallel provisions of Section 4975 of the Internal Revenue Code of 1986, as amended), or otherwise result in Beneficiary being deemed in violation of any applicable provisions of ERISA. Trustor shall indemnify, protect, defend, and hold Beneficiary harmless from and against any and all losses, liabilities, damages, claims, judgments, costs, and expenses (including, without limitation attorneys’ fees and costs incurred in the investigation, defense, and settlement of claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Beneficiary’s sole and absolute discretion) that Beneficiary may incur, directly or indirectly, as the result of the breach by Trustor of any warranty or representation set forth in Section 3.3(x) hereof or the breach by Trustor of any covenant contained in this Section. This indemnity shall survive any termination, satisfaction or foreclosure of this Deed of Trust and shall not be subject to the limitation on personal liability described in the Note.

5.11 Use of Proceeds. Trustor will not use any funds advanced by Beneficiary under the Loan Documents for household or agricultural purposes, to purchase margin stock, or for any purpose prohibited by law.

5.12 Single Purpose Entity. Trustor shall not engage in any business other than the ownership, development, operation and disposition of the Property, and shall not own any assets other than those related to the Property, and shall not incur any subordinated debt or unsecured debt except customary lease financings of non-fixture equipment in the ordinary course of Trustor’s business and except to trade creditors and service providers in the ordinary course of Trustor’s business.

ARTICLE 6

EVENTS OF DEFAULT

Each of the following events will constitute an event of default (an “Event of Default”) under this Deed of Trust and under each of the other Loan Documents:

6.1 Failure to Make Payments. Trustor’s failure to make any payment due: (a) under the terms of the Note within five (5) days after the date such payment becomes due; or (b) under the terms of any other Loan Document when due, provided, however, that whether or not stated in the applicable provision of any Loan Document, any payment or reimbursement obligation of Trustor (excluding, however, payments due under the Note) shall be due and payable within five (5) days following notice and demand therefor from Beneficiary to Trustor. The notice and cure right described in clause (b) of the preceding sentence shall terminate upon transfer of the Property by the initial Trustor named herein pursuant to the provisions of Section 5.4(c), above.

6.2 Due on Sale or Encumbrance. The occurrence of any violation of any covenant contained in Section 5.4, 5.5 or 5.7 hereof.

6.3 Other Obligations. The failure of Trustor to properly perform any obligation contained herein or in any of the other Loan Documents (other than the obligation to make payments under the Note or the other Loan Documents) and the continuance of such failure for a period of thirty (30) days following written notice thereof from Beneficiary to Trustor; provided, however, that if such failure is not curable within such thirty (30) day period, then, so long as Trustor commences to cure such failure within such thirty (30) day period and is continually and diligently attempting to cure to completion, such failure shall not constitute an Event of Default.

6.4 Levy Against Property. The levy against any of the Property, Chattels or Intangible Personalty, of any execution, attachment, sequestration or other writ and the same is not released within sixty (60) days.

6.5 Liquidation. The liquidation, termination or dissolution of Trustor.

6.6 Appointment of Receiver. The appointment of a trustee or receiver for the assets, or any part thereof, of Trustor, or the appointment of a trustee or receiver for any real or personal property, or the like, or any part thereof, representing the security for the Secured Obligations and the same is not terminated within sixty (60) days.

6.7 Assignments. The making by Trustor of a transfer in fraud of creditors or an assignment for the benefit of creditors.

6.8 Order for Relief. The entry in bankruptcy of an order for relief for or against Trustor and the same is not terminated within sixty (60) days.

6.9 Bankruptcy. The filing of any petition (or answer admitting the material allegations of any petition), or other pleading, seeking entry of an order for relief for or against

Trustor as a debtor or bankrupt or seeking an adjustment of any of such parties’ debts, or any other relief under any state or federal bankruptcy, reorganization, debtor’s relief or insolvency laws now or hereafter existing, including, without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any such party in any bankruptcy or reorganization proceeding, or the act of any of such parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any such parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Beneficiary herein, or in any other document executed in connection herewith. Notwithstanding the foregoing, the filing of an involuntary bankruptcy petition against Trustor shall not constitute an Event of Default hereunder if such petition is dismissed within sixty (60) days after the date of such filing.

6.10 Misrepresentation. If any representation or warranty made by Trustor in this Deed of Trust, any of the other Loan Documents, the Loan Application or any other instrument or document modifying, renewing, extending, evidencing, securing or pertaining to the Note is false, misleading or erroneous in any material respect when made and shall cause a Material Adverse Effect.

6.11 Judgments. The failure of Trustor to pay any money judgment in excess of $100,000.00 against any such party before the expiration of thirty (30) days after such judgment becomes final and no longer appealable.

6.12 Admissions Regarding Debts. The admission of Trustor in writing of its inability to pay its debts as they become due.

6.13 Assertion of Priority. The assertion of any claim of priority over this Deed of Trust, by title, lien, or otherwise, unless Trustor within thirty (30) days after such assertion either causes the assertion to be withdrawn or provides Beneficiary with such security as Beneficiary may require to protect Beneficiary against all loss, damage, or expense, including attorneys’ fees, which Beneficiary may incur in the event such assertion is upheld.

6.14 Other Loan Documents. The occurrence of any default by Trustor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Loan Documents other than this Deed of Trust.

6.15 Other Liens. The occurrence of any default by Trustor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other consensual lien encumbering the Property, or any part thereof or interest therein, or any document or instrument evidencing obligations secured thereby.

ARTICLE 7

BENEFICIARY’S REMEDIES

Immediately upon or any time after the occurrence of any Event of Default hereunder, Beneficiary may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Beneficiary may determine in Beneficiary’s sole discretion:

7.1 Performance of Defaulted Obligations. Beneficiary may make any payment or perform any other obligation under the Loan Documents or under Leases which Trustor has failed to make or perform, and Trustor hereby irrevocably appoints Beneficiary as the true and lawful attorney-in-fact for Trustor to make any such payment and perform any such obligation in the name of Trustor. All payments made and expenses (including attorneys’ fees and expenses) incurred by Beneficiary in this connection, together with interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Trustor to Beneficiary. In lieu of advancing Beneficiary’s own funds for such purposes, Beneficiary may use any funds of Trustor which may be in Beneficiary’s possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums, or other purposes.

7.2 Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Beneficiary will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Trustor to cure or refrain from repeating any Default.

7.3 Acceleration of Secured Obligations. Beneficiary may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

7.4 Suit for Monetary Relief. Subject to the non-recourse provisions of the Note, with or without accelerating the maturity of the Secured Obligations, Beneficiary may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Trustor’s default under any of the Loan Documents.

7.5 Possession of Property. Beneficiary may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, and may lease or rent all or any part of the Property, either in Beneficiary’s name or in the name of Trustor, and may collect the rents, issues, and profits of the Property. Any revenues collected by Beneficiary under this Section will be applied first toward payment of all expenses (including attorneys’ fees) incurred by Beneficiary, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance, if any, will be applied against the Secured Obligations in such order and manner as Beneficiary may elect in its sole discretion.

7.6 Enforcement of Security Interests. Beneficiary may exercise all rights of a secured party under the Code with respect to the Chattels and the Intangible Personalty, including but not limited to taking possession of, holding, and selling the Chattels and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Beneficiary’s giving of such notice to Trustor at least five days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made.

7.7 Foreclosure Against Property.

(a) Beneficiary may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through Trustee. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

(b) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of Sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers. Trustor hereby constitutes and appoints Trustee as its attorney-in-fact with full power and authority to execute, deliver, file, record or process on behalf of Trustor any and all instruments or documents or to take any other action on behalf of Trustor reasonably required to accomplish the vesting of the Property, or any part thereof, in the purchaser or purchasers at any sale conducted hereunder.

(c) All fees, costs and expenses of any kind incurred by Beneficiary in connection with foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals of the Property obtained by Beneficiary, the cost of any title reports or abstracts, all costs of any receivership for the Property advanced by Beneficiary, and all attorneys’ and consultants’ fees and expenses incurred by Beneficiary, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Trustor to Beneficiary at any foreclosure sale. The proceeds of any sale under this Section shall be applied first to the fees and expenses of the Trustee or other officer conducting the sale, and then to the reduction or discharge of the Secured Obligations; any surplus remaining shall be paid over to Trustor or to such other person or persons as may be lawfully entitled to such surplus.

(d) Subject to California Civil Code § 2924g, Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may in its discretion, give a new notice of sale.

(e) A sale of less than the whole of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein; and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Property sold, without defect or irregularity.

7.8 Appointment of Receiver. Beneficiary shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property upon ex-parte application to any court of competent jurisdiction. Trustor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and its agents shall be empowered, but shall not be obligated, to (a) take possession of the Property and any businesses conducted by Trustor or any other person thereon and any business assets used in connection therewith, (b) exclude Trustor and Trustor’s agents, servants, and employees from the Property, (c) collect the rents, issues, profits, and income therefrom, (d) complete any construction which may be in progress, (e) do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (g) pay all taxes and assessments against the Property and the Chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (h) generally do anything which Trustor could legally do if Trustor were in possession of the Property. All expenses incurred by the receiver or its agents shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys’ fees incurred by the receiver and by Beneficiary, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Secured Obligations or in such other manner as the court may direct. Unless sooner terminated with the express consent of Beneficiary, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

7.9 Right to Make Repairs, Improvements. Should any part of the Property come into the possession of Beneficiary, whether before or after an Event of Default, Beneficiary may, but shall not be obligated to, use, operate, and/or make repairs, alterations, additions and improvements to the Property for the purpose of preserving it or its value. Trustor covenants to promptly reimburse and pay to Beneficiary, at the place where the Note is payable, or at such other place as may be designated by Beneficiary in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Beneficiary in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Beneficiary at the Default Rate, and all such expenses, costs, taxes, interest, and other charges shall be a part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Trustor and Beneficiary shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

7.10 Surrender of Insurance. Beneficiary may surrender the insurance policies maintained pursuant to the terms hereof, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Obligations and, in connection therewith, Trustor hereby appoints Beneficiary (or any officer of Beneficiary), as the true and lawful agent and attorney-in-fact for Trustor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums.

7.11 Prima Facie Evidence. Trustor agrees that, in any assignments, deeds, bills of sale, notices of sale, or postings, given by Beneficiary, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Obligations, or as to the request to sell, posting of notice of sale, notice of sale, time, place, terms and manner of sale and receipt, distribution and application of the money realized therefrom, and without being limited by the foregoing, as to any other act or thing having been duly done by Beneficiary, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state facts and are without further question to be so accepted, and Trustor does hereby ratify and confirm any and all acts that Beneficiary may lawfully do by virtue hereof.

ARTICLE 8

ASSIGNMENT OF LEASES AND RENTS

8.1 Assignment of Leases and Rents. Trustor hereby unconditionally and absolutely grants, transfers and assigns unto Beneficiary all rents, royalties, issues, profits and income (“Rents”) now or hereafter due or payable for the occupancy or use of the Property, and all Leases, whether written or oral, with all security therefor, including all guaranties thereof, now or hereafter affecting the Property; on the condition that Beneficiary hereby grants to Trustor a license to collect and retain such Rents prior to the occurrence of any Event of Default hereunder. Such license shall be revocable by Beneficiary without notice to Trustor at any time after the occurrence of an Event of Default. Trustor represents that the Rents and the Leases have not been heretofore sold, assigned, transferred or set over by any instrument now in force and will not at any time during the life of this assignment be sold, assigned, transferred or set over by Trustor or by any person or persons whomsoever; and Trustor has good right to sell, assign, transfer and set over the same and to grant to and confer upon Beneficiary the rights, interest, powers and authorities herein granted and conferred. Failure of Beneficiary at any time or from time to time to enforce the assignment of Rents and Leases under this Section shall not in any manner prevent its subsequent enforcement, and Beneficiary is not obligated to collect anything hereunder, but is accountable only for sums actually collected.

8.2 Further Assignments. Trustor shall give Beneficiary at any time upon demand any further or additional forms of assignment of transfer of such Rents, Leases and security as may be reasonably requested by Beneficiary, and shall deliver to Beneficiary executed copies of all such Leases and security.

8.3 Application of Rents. Beneficiary shall be entitled to deduct and retain a just and reasonable compensation from monies received hereunder for its services or that of its agents in collecting such monies. Any monies received by Beneficiary hereunder may be applied when received from time to time in payment of any taxes, assessments or other liens affecting the Property regardless of the delinquency, such application to be in such order as Beneficiary may determine. The acceptance of this Deed of Trust by Beneficiary or the exercise of any rights by it hereunder shall not be, or be construed to be, an affirmation by it of any Lease nor an assumption of any liability under any Lease.

8.4 Collection of Rents. Upon or at any time after an Event of Default shall have occurred and be continuing, Beneficiary may declare all sums secured hereby immediately due and payable, and may, at its option, without notice, and whether or not the Secured Obligations shall have been declared due and payable, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, (i) enter upon, take possession of, manage and operate the Property, or any part thereof (including without limitation making necessary repairs, alterations and improvements to the Property); (ii) make, cancel, enforce or modify Leases; (iii) obtain and evict tenants; (iv) fix or modify Rents; (v) do any acts which Beneficiary deems reasonably proper to protect the security thereof; and (vi) either with or without taking possession of the Property, in its own name sue for or otherwise collect and receive such Rents, including those past due and unpaid. In connection with the foregoing, Beneficiary shall be entitled and empowered to employ attorneys, and management, rental and other agents in and about the Property and to effect the matters which Beneficiary is empowered to do, and in the event Beneficiary shall itself effect such matters, Beneficiary shall be entitled to charge and receive reasonable management, rental and other fees therefor as may be customary in the area in which the Property is located; and the reasonable fees, charges, costs and expenses of Beneficiary or such persons shall be additional Secured Obligations. Beneficiary may apply all funds collected as aforesaid, less costs and expenses of operation and collection, including reasonable attorneys’ and agents’ fees, charges, costs and expenses, as aforesaid, upon any Secured Obligations, and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Note or this Deed of Trust or invalidate any act done pursuant to such notice.

8.5 Authority of Beneficiary. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Beneficiary hereunder without investigating the reason for any action taken by Beneficiary, or the validity or the amount of indebtedness owing to Beneficiary, or the existence of any default in the Note or this Deed of Trust, or under or by reason of this assignment of Rents and Leases, or the application to be made by Beneficiary of any amounts to be paid to Beneficiary. The sole signature of Beneficiary shall be sufficient for the exercise of any rights under this assignment and the sole receipt of Beneficiary for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property. Checks for all or any part of the rentals collected under this assignment of Rents and Leases shall be drawn to the exclusive order of Beneficiary.

8.6 Indemnification of Beneficiary. Nothing herein contained shall be deemed to obligate Beneficiary to perform or discharge any obligation, duty or liability of any lessor under any Lease of the Property, and Trustor shall and does hereby indemnify and hold Beneficiary harmless from any and all liability, loss or damage which Beneficiary may or might incur under any Lease of the Property or by reason of this assignment; and any and all such liability, loss or damage incurred by Beneficiary, together with the costs and expenses, including reasonable attorneys’ fees, incurred by Beneficiary in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Trustor shall reimburse Beneficiary therefor on demand.

ARTICLE 9

MISCELLANEOUS PROVISIONS

9.1 Time of the Essence. Time is of the essence with respect to all of Trustor’s obligations under the Loan Documents.

9.2 Joint and Several Obligations. If Trustor is more than one person or entity, then (a) all persons or entities comprising Trustor are jointly and severally liable for all of the Secured Obligations; (b) all representations, warranties, and covenants made by Trustor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Trustor; (c) any breach, Default or Event of Default by any persons or entities comprising Trustor hereunder shall be deemed to be a breach, Default or Event of Default of Trustor; (d) any reference herein contained to the knowledge or awareness of Trustor shall mean the knowledge or awareness of any of the persons or entities comprising Trustor; and (e) any event creating personal liability of any of the persons or entities comprising Trustor shall create personal liability for all such persons or entities.

9.3 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Trustor hereby waives all rights to any homestead or other exemption to which Trustor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law. Trustor hereby waives any right it may have to require Beneficiary to marshal all or any portion of the security for the Secured Obligations.

9.4 Non-Recourse; Exceptions to Non-Recourse. Except as expressly set forth in the Note, the recourse of Beneficiary with respect to the obligations evidenced by the Note, this Deed of Trust and the other Loan Documents shall be solely to the Property, Chattels and Intangible Personalty, and any other collateral given as security for the Note.

9.5 Rights and Remedies Cumulative. Beneficiary’s rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Beneficiary under each of the other Loan Documents and those otherwise available to Beneficiary at law or in equity. No act of Beneficiary shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary.

9.6 No Implied Waivers. Beneficiary shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Beneficiary. Without limiting the generality of the preceding sentence, neither Beneficiary’s acceptance of any payment with knowledge of a Default by Trustor, nor any failure by Beneficiary to exercise any remedy following a Default by Trustor shall be deemed a waiver of such Default, and no waiver by Beneficiary of any particular Default on the part of Trustor shall be deemed a waiver of any other Default or of any similar Default in the future.

9.7 No Third-Party Rights. No person shall be a third-party beneficiary of any provision of any of the Loan Documents. All provisions of the Loan Documents favoring Beneficiary are intended solely for the benefit of Beneficiary, and no third party shall be entitled to assume or expect that Beneficiary will waive or consent to modification of any such provision in Beneficiary’s sole discretion.

9.8 Preservation of Liability and Priority. Without affecting the liability of Trustor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Beneficiary may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Beneficiary may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property, the Chattels, or the Intangible Personalty shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Beneficiary.

9.9 Subrogation of Beneficiary. Beneficiary shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Beneficiary under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

9.10 Notices. Any notice required or permitted to be given by Trustor or Beneficiary under this Deed of Trust shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Trustor:

KBS Bridgeway Technology Center, LLC

c/o KBS Capital Advisors LLC

620 Newport Center Drive

Suite 1300

Newport Beach, California 92660

Attention: Ms. Stacie Yamane and Mr. David Kray

with a copy to:

Morgan Lewis & Bockius LLP

5 Park Plaza, Suite 1750

Irvine, California 92614

Attention: Bruce Fischer, Esq.

If to Beneficiary:

Merit Life Insurance Company

c/o AIG Global Investment Corp.

1 SunAmerica Center, 38th Floor

Century City

Los Angeles, California 90067-6022

Attention: Director-Mortgage Lending and Real Estate

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section.

9.11 Defeasance. Upon payment and performance in full of all of the Secured Obligations, Beneficiary will execute and deliver to Trustor such documents as may be required to release this Deed of Trust of record.

9.12 Illegality. If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed of Trust, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

9.13 Usury Savings Clause. It is expressly stipulated and agreed to be the intent of Beneficiary and Trustor at all times to comply with the applicable law governing the highest lawful interest rate. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of the Note, any prepayment by Trustor, or any other circumstance whatsoever, results in Trustor having paid any interest in excess of that permitted by applicable law, then it is the express intent of Trustor and Beneficiary that all excess amounts theretofore collected by Beneficiary be credited on the principal balance of the Note (or, at Beneficiary’s option, paid over to Trustor), and the provisions of the Note and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Beneficiary does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Beneficiary for the use, forbearance or detention of the Secured Obligations evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Secured Obligations until payment in full so that the rate or amount of interest on account of such Secured Obligations does not exceed the maximum rate or amount of interest permitted under applicable law. The term “applicable law” as used herein shall mean any federal or state law applicable to the Loan.

9.14 Obligations Binding Upon Trustor’s Successors. This Deed of Trust is binding upon Trustor and Trustor’s successors and assigns, and shall inure to the benefit of Beneficiary, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Trustor in this Deed of Trust shall be joint and several obligations of Trustor and Trustor’s successors and assigns.

9.15 Construction. All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires.

9.16 Attorneys’ Fees. Any reference in this Deed of Trust to attorneys’ or counsel’s fees paid or incurred by Beneficiary shall be deemed to include paralegals’ fees and legal assistants’ fees. Moreover, wherever provision is made herein for payment of attorneys’ or counsel’s fees or expenses incurred by Beneficiary, such provision shall include but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, during such proceedings or after entry of a final judgment.

9.17 Waiver and Agreement. TRUSTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER APPLICABLE LAW TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT CHARGE, FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND AGREES THAT, IF FOR ANY REASON A PREPAYMENT OF ALL OR ANY PART OF THE NOTE IS MADE, WHETHER VOLUNTARILY OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY BENEFICIARY ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY PROHIBITED OR RESTRICTED TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION OF THE PROPERTY OR ANY PART THEREOF SECURING THE NOTE, OR ANY PROHIBITED DIRECT OR INDIRECT INTEREST IN TRUSTOR, THEN TRUSTOR SHALL BE OBLIGATED TO PAY, CONCURRENTLY WITH SUCH PREPAYMENT, THE PREPAYMENT PREMIUM PROVIDED FOR IN THE NOTE (OR, IN THE EVENT OF ACCELERATION WHEN THE

NOTE IS CLOSED TO PREPAYMENT, AS PROVIDED IN THE DEFINITION OF “SECURED OBLIGATIONS” SET FORTH IN ARTICLE 1 HEREOF) AND ANY AND ALL OTHER CHARGES AND FEES DUE UNDER THE LOAN DOCUMENTS. TRUSTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 WITH RESPECT TO THE FOREGOING. TRUSTOR HEREBY DECLARES THAT BENEFICIARY’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY TRUSTOR, FOR THIS WAIVER AND AGREEMENT.

             Trustor’s Initials

9.18 Waiver of Jury Trial. TRUSTOR HEREBY AGREES TO WAIVE TO THE FULLEST EXTENT NOT PROHIBITED BY LAW, ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF: (A) THE LOAN OR THE PROPERTY, (B) THE NOTE, THIS DEED OF TRUST, OR ANY OTHER LOAN DOCUMENT OR INSTRUMENT BETWEEN TRUSTOR AND BENEFICIARY RELATING TO THE NOTE, THE PROPERTY OR THE LOAN, OR (C) ANY DEALINGS BETWEEN TRUSTOR AND BENEFICIARY RELATING TO THE SUBJECT MATTER OF THE NOTE OR THE LOAN. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THAT RELATIONSHIP, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, ANTITRUST CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. TRUSTOR HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS DEED OF TRUST, THE NOTE OR ANY OTHER LOAN DOCUMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY.

9.19 Governing Laws. The substantive laws of the State of California shall govern the validity, construction, enforcement, and interpretation of this Deed of Trust.

9.20 Entire Agreement; Inconsistency. The Loan Documents and the Loan Application constitute the entire understanding and agreement between Trustor and Beneficiary with respect to the Loan and supersede all prior agreements, understandings or negotiations with respect thereto, whether written or oral. In the event of any inconsistency between the terms of the Loan Documents and the terms the Loan Application, the terms of the Loan Documents shall govern and control in all respects.

9.21 Anti-Terrorism. Trustor represents, warrants and covenants to Beneficiary that:

(a) Neither Trustor, nor or any of its constituents, affiliates, members, officers, directors or any individual who has the authority to execute or authorize, or who has been authorized to execute, and/or whose consent is required for the execution of the Loan Documents on behalf of Trustor is in violation of any laws relating to terrorism or money laundering, including without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (as the same has been, or may hereafter be, renewed, extended, amended or replaced, the “Executive Order”) and the Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced, the “Patriot Act”). As used herein, “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including the Executive Order, the Patriot Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing laws may from time to time be renewed, extended, amended, or replaced).

(b) Neither Trustor, nor any of its constituents, affiliates, members, officers, directors or any individual who has the authority to execute or authorize, or who has been authorized to execute, and/or whose consent is required for the execution of the Loan Documents on behalf of Trustor, any person having a beneficial interest in Trustor, any person for whom Trustor is acting as agent or nominee, or, to Trustor’s actual knowledge without inquiry, any of its respective brokers or other agents acting in any capacity in connection with the Loan or, to Trustor’s knowledge as of the date hereof, Trustor’s predecessor in interest to the Property is a “Prohibited Person,” which is defined as follows:

(i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a person or entity with whom Beneficiary or any bank or other institutional Beneficiary is prohibited from dealing or otherwise engaging in any Anti-Terrorism Law;

(iv) a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

(v) a person or entity that is named as a “specially designated national” or “blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official Website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement Website or other replacement official publication of such list; and

(vi) a person or entity who is affiliated with a person or entity listed above.

(c) Neither Trustor, nor any of its constituents, affiliates, members, officers, directors or any individual who has the authority to execute or authorize, or who has been authorized to execute, and/or whose consent is required for the execution of the Loan Documents on behalf of Trustor, or, to Trustor’s actual knowledge without inquiry, any of their respective brokers or other agents acting in any capacity in connection with the Loan or, to Trustor’s knowledge as of the date hereof, the seller of the Property (if any portion of the Property is being acquired with proceeds of the Loan), does or shall (i) conduct any business or engage in any transaction or dealing with any Prohibited Person, including making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person or leasing any portion of the Property to any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(d) Trustor shall promptly deliver to Beneficiary any certification or other evidence reasonably requested from time to time by Beneficiary confirming Trustor’s compliance with this Section. The representations, warranties and covenants set forth in this Section shall be deemed repeated and reaffirmed by Trustor as of each date that Trustor makes a payment to Beneficiary under the Note, this Deed of Trust and the other Loan Documents or receives any payment from Beneficiary. Trustor shall promptly notify Beneficiary in writing should Trustor become aware of any change in the information set forth in these representations, warranties and covenants.

9.22 Limitation on Liability. Under no circumstances shall any of Trustor’s constituent members or partners (or any of their respective constituent partners and/or members) have any personal liability for the payment or performance of any of Trustor’s obligations under the Note, this Deed of Trust or any other Loan Document.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Trustor has executed and delivered this Deed of Trust as of the date first mentioned above.

KBS BRIDGEWAY TECHNOLOGY CENTER, LLC, a Delaware limited liability company

By:	KBS Reit Acquisition XVI, LLC, a Delaware limited liability company, its sole member

	By:	KBS Reit Properties, LLC, a Delaware limited liability company, its sole member

		By:	KBS Limited Partnership, a Delaware limited partnership, its sole member

			By:	KBS Real Estate Investment Trust, Inc., a Maryland corporation, general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

State of California	)
	)	ss
County of	)

On                         , 20    , before me,                                         , personally appeared                                         , personally known to me, or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Authorized Signatory
Signature of Notary